Exhibit 99.2 Investor Presentation August 2021

5.0 4.35 3.08 4.00 5.00 Disclaimer This presentation (this “Presentation”) has been prepared by Syniverse Corporation (“Syniverse” or the “Company”) and M3-Brigade Acquisition II Corp. (“MBAC”) in connection with a potential business combination involving the Company as further described herein (the “Transaction”). This Presentation is being provided solely to the recipient in connection with the Transaction to assist the recipient in determining whether it wishes to proceed with conducting its own due diligence investigation of the Company, MBAC and the Transaction. Neither the Company nor MBAC nor any Relevant Person (defined below) intends for this Presentation to form the sole basis of any Transaction decision. The recipient should conduct its own investigation and analysis of the Company in connection with any Transaction. The information in this Presentation was provided by the Company and MBAC or is from public or other sources. Third party industry publications, studies and surveys utilized or referred to herein generally state that the information provided therein have been obtained from sources believed to be reliable, but there is no guarantee of the accuracy or completeness of such data or other data from public or other sources. Neither the Company nor MBAC nor any of their respective affiliates, or their respective affiliates' respective directors, officers, employees or agents (each, a “Relevant Person”) has assumed any responsibility for independently verifying such information and each of the Company, MBAC and the Relevant Persons expressly disclaims any liability to any recipient in connection with such information or any Transaction. Neither the Company nor MBAC nor any Relevant Person makes any representation or warranty, express or implied, or accepts any responsibility or liability for the accuracy or completeness of this Presentation or any other written or oral information that the Company, MBAC, any Relevant Person or any other person makes available to any recipient. Neither Twilio Inc. (“Twilio”) nor its affiliates, directors, officers, employees or agents had any part in the preparation of this Presentation and hereby disclaim any and all responsibility for the accuracy of the information contained herein. This Presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates and projections of the businesses of MBAC or Syniverse may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Such estimates, projections and forward-looking statements reflect numerous significant subjective assumptions, which may or may not prove to be accurate, and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and MBAC. Accordingly, there can be no assurances that such estimates, projections and forward-looking statements will be realized. The actual results may vary from the anticipated results and such variations may be material. The Company, MBAC and each Relevant Person expressly disclaims any and all liability which may be based on such information or any errors or omissions contained in this Presentation or on any other written or oral communications transmitted to any party in the course of its evaluation of or entering into any Transaction with the Company. Neither the Company, MBAC nor any Relevant Person makes any representation or warranty, express or implied, as to the accuracy, achievability or reasonableness of any estimates, projections or forward-looking statements. This Presentation speaks only as of the date of the information herein and neither the Company nor MBAC nor any Relevant Person has any obligation to update, correct or otherwise revise any information herein or to provide the recipient with access to any additional information. The financial information and data contained in this Presentation is unaudited and certain financial information and data does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by MBAC with the Securities and Exchange Commission in connection with the Transaction. The “pro forma” financial data included herein has not been prepared in accordance with Article 11 of Regulation S-X, is presented for informational purposes only and may differ materially from the Regulation S- X compliant unaudited pro forma financial statements of the Company to be included in any proxy statement to be filed by MBAC in connection with the Transaction. In the fourth quarter of 2020, Syniverse changed its fiscal year end from a calendar year basis to a fiscal year basis ending on November 30 and, as a result, historical financial information included in the Presentation as “2020A” reflects the 12 months ended 11/30/2020. In addition, all of Syniverse’s historical financial information included herein is preliminary and subject to change in accordance with PCAOB auditing standards. Accordingly, you should not place undue reliance upon such information. This Presentation includes non-GAAP financial measures, including Adjusted EBITDA. MBAC and Syniverse believe that these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Syniverse’s financial condition and results of operations. Syniverse’s management uses Adjusted EBITDA to compare Syniverse’s performance to that of prior periods for trend analyses and for budgeting and planning purposes. A reconciliation of Adjusted EBITDA for all historical periods presented herein to the nearest metric prepared in accordance with GAAP is included in the Appendix. No reconciliation is included for estimated Adjusted EBITDA for future fiscal periods presented herein due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations and because providing such reconciliations would suggest a degree a precision that is inappropriate for estimated financial results for future fiscal periods. This Presentation provides summary information only and is being delivered solely for informational purposes. This Presentation does not purport to be all-inclusive or to contain all the information that a recipient may desire in investigating the Company, MBAC or a Transaction. Any Transaction involves a high degree of risk. A recipient should not construe the contents of this Presentation as legal, tax, accounting, financial or other investment advice or a recommendation to take (or refrain from taking) any particular action. The recipient should conduct their own due diligence and analysis of the Company, MBAC, the Transaction and the information contained in this Presentation and should consult its own counsel and tax, financial and other advisors as to legal, tax, financial and other matters concerning the matters described herein, and, by accepting this Presentation, the recipient confirms that (i) it is not relying upon the information contained herein to make any decision with respect to a Transaction or otherwise and (ii) it shall not seek to sue or otherwise hold the Company, MBAC or any Relevant Person liable in any respect for the provision of this Presentation, the information contained in this Presentation or the omission of any information from this Presentation. 15.0 4.35 3.08 4.00 5.00 Disclaimer This presentation (this “Presentation”) has been prepared by Syniverse Corporation (“Syniverse” or the “Company”) and M3-Brigade Acquisition II Corp. (“MBAC”) in connection with a potential business combination involving the Company as further described herein (the “Transaction”). This Presentation is being provided solely to the recipient in connection with the Transaction to assist the recipient in determining whether it wishes to proceed with conducting its own due diligence investigation of the Company, MBAC and the Transaction. Neither the Company nor MBAC nor any Relevant Person (defined below) intends for this Presentation to form the sole basis of any Transaction decision. The recipient should conduct its own investigation and analysis of the Company in connection with any Transaction. The information in this Presentation was provided by the Company and MBAC or is from public or other sources. Third party industry publications, studies and surveys utilized or referred to herein generally state that the information provided therein have been obtained from sources believed to be reliable, but there is no guarantee of the accuracy or completeness of such data or other data from public or other sources. Neither the Company nor MBAC nor any of their respective affiliates, or their respective affiliates' respective directors, officers, employees or agents (each, a “Relevant Person”) has assumed any responsibility for independently verifying such information and each of the Company, MBAC and the Relevant Persons expressly disclaims any liability to any recipient in connection with such information or any Transaction. Neither the Company nor MBAC nor any Relevant Person makes any representation or warranty, express or implied, or accepts any responsibility or liability for the accuracy or completeness of this Presentation or any other written or oral information that the Company, MBAC, any Relevant Person or any other person makes available to any recipient. Neither Twilio Inc. (“Twilio”) nor its affiliates, directors, officers, employees or agents had any part in the preparation of this Presentation and hereby disclaim any and all responsibility for the accuracy of the information contained herein. This Presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates and projections of the businesses of MBAC or Syniverse may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Such estimates, projections and forward-looking statements reflect numerous significant subjective assumptions, which may or may not prove to be accurate, and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and MBAC. Accordingly, there can be no assurances that such estimates, projections and forward-looking statements will be realized. The actual results may vary from the anticipated results and such variations may be material. The Company, MBAC and each Relevant Person expressly disclaims any and all liability which may be based on such information or any errors or omissions contained in this Presentation or on any other written or oral communications transmitted to any party in the course of its evaluation of or entering into any Transaction with the Company. Neither the Company, MBAC nor any Relevant Person makes any representation or warranty, express or implied, as to the accuracy, achievability or reasonableness of any estimates, projections or forward-looking statements. This Presentation speaks only as of the date of the information herein and neither the Company nor MBAC nor any Relevant Person has any obligation to update, correct or otherwise revise any information herein or to provide the recipient with access to any additional information. The financial information and data contained in this Presentation is unaudited and certain financial information and data does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by MBAC with the Securities and Exchange Commission in connection with the Transaction. The “pro forma” financial data included herein has not been prepared in accordance with Article 11 of Regulation S-X, is presented for informational purposes only and may differ materially from the Regulation S- X compliant unaudited pro forma financial statements of the Company to be included in any proxy statement to be filed by MBAC in connection with the Transaction. In the fourth quarter of 2020, Syniverse changed its fiscal year end from a calendar year basis to a fiscal year basis ending on November 30 and, as a result, historical financial information included in the Presentation as “2020A” reflects the 12 months ended 11/30/2020. In addition, all of Syniverse’s historical financial information included herein is preliminary and subject to change in accordance with PCAOB auditing standards. Accordingly, you should not place undue reliance upon such information. This Presentation includes non-GAAP financial measures, including Adjusted EBITDA. MBAC and Syniverse believe that these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Syniverse’s financial condition and results of operations. Syniverse’s management uses Adjusted EBITDA to compare Syniverse’s performance to that of prior periods for trend analyses and for budgeting and planning purposes. A reconciliation of Adjusted EBITDA for all historical periods presented herein to the nearest metric prepared in accordance with GAAP is included in the Appendix. No reconciliation is included for estimated Adjusted EBITDA for future fiscal periods presented herein due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations and because providing such reconciliations would suggest a degree a precision that is inappropriate for estimated financial results for future fiscal periods. This Presentation provides summary information only and is being delivered solely for informational purposes. This Presentation does not purport to be all-inclusive or to contain all the information that a recipient may desire in investigating the Company, MBAC or a Transaction. Any Transaction involves a high degree of risk. A recipient should not construe the contents of this Presentation as legal, tax, accounting, financial or other investment advice or a recommendation to take (or refrain from taking) any particular action. The recipient should conduct their own due diligence and analysis of the Company, MBAC, the Transaction and the information contained in this Presentation and should consult its own counsel and tax, financial and other advisors as to legal, tax, financial and other matters concerning the matters described herein, and, by accepting this Presentation, the recipient confirms that (i) it is not relying upon the information contained herein to make any decision with respect to a Transaction or otherwise and (ii) it shall not seek to sue or otherwise hold the Company, MBAC or any Relevant Person liable in any respect for the provision of this Presentation, the information contained in this Presentation or the omission of any information from this Presentation. 1

5.0 4.35 3.08 4.00 5.00 Disclaimer (cont’d) This Presentation is being delivered subject to the terms of the confidentiality agreement previously entered into between the Company, MBAC and recipient or one or more of its affiliates (the “Confidentiality Agreement”) and this Presentation and the information contained herein constitute “Evaluation Material” under the Confidentiality Agreement. Nothing in this Presentation shall alter any provision of the Confidentiality Agreement, which shall remain in full force and effect until terminated in accordance with its terms. This Presentation may be used only for the purposes set forth in the Confidentiality Agreement and may not be duplicated, reproduced or distributed, in whole or in part, to any other person at any time except strictly in accordance with the terms of the Confidentiality Agreement. The distribution of this Presentation in certain jurisdictions may be restricted by law and, accordingly, recipients of this Presentation represent that they are able to receive this Presentation without contravention of any unfulfilled registration requirements or other legal restrictions in jurisdictions in which they reside or conduct business. This Presentation is directed only at persons to whom it may be lawfully distributed without further action on the part of any of the Company, MBAC or any Relevant Person and must not be acted on or relied on by any other person. The Company reserves the right in its sole discretion, and without prior notice, to change the procedures described above, and to reject any and all proposals, at any time, and for any or no reason. Important Information about the Transaction and Where to Find It In connection with the proposed transaction, MBAC intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. MBAC’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, THE AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN FILED IN CONNECTION WITH THE TRANSACTION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT MBAC, SYNIVERSE AND THE TRANSACTION. When available, the definitive proxy statement will be mailed to the stockholders of MBAC as of a record date to be established for voting on the Transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: M3-Brigade Acquisition II Corp., 1700 Broadway – 19th Floor, New York, New York 10019. Participants in the Solicitation MBAC and its directors and executive officers may be deemed participants in the solicitation of proxies of MBAC’s stockholders with respect to the Transaction. A list of those directors and executive officers and a description of their interests in MBAC will be filed in the proxy statement for the Transaction and available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the Transaction when available. Syniverse and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MBAC in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be included in the proxy statement for the Transaction when available. No Offer or Solicitation This Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act. 25.0 4.35 3.08 4.00 5.00 Disclaimer (cont’d) This Presentation is being delivered subject to the terms of the confidentiality agreement previously entered into between the Company, MBAC and recipient or one or more of its affiliates (the “Confidentiality Agreement”) and this Presentation and the information contained herein constitute “Evaluation Material” under the Confidentiality Agreement. Nothing in this Presentation shall alter any provision of the Confidentiality Agreement, which shall remain in full force and effect until terminated in accordance with its terms. This Presentation may be used only for the purposes set forth in the Confidentiality Agreement and may not be duplicated, reproduced or distributed, in whole or in part, to any other person at any time except strictly in accordance with the terms of the Confidentiality Agreement. The distribution of this Presentation in certain jurisdictions may be restricted by law and, accordingly, recipients of this Presentation represent that they are able to receive this Presentation without contravention of any unfulfilled registration requirements or other legal restrictions in jurisdictions in which they reside or conduct business. This Presentation is directed only at persons to whom it may be lawfully distributed without further action on the part of any of the Company, MBAC or any Relevant Person and must not be acted on or relied on by any other person. The Company reserves the right in its sole discretion, and without prior notice, to change the procedures described above, and to reject any and all proposals, at any time, and for any or no reason. Important Information about the Transaction and Where to Find It In connection with the proposed transaction, MBAC intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. MBAC’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, THE AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN FILED IN CONNECTION WITH THE TRANSACTION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT MBAC, SYNIVERSE AND THE TRANSACTION. When available, the definitive proxy statement will be mailed to the stockholders of MBAC as of a record date to be established for voting on the Transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: M3-Brigade Acquisition II Corp., 1700 Broadway – 19th Floor, New York, New York 10019. Participants in the Solicitation MBAC and its directors and executive officers may be deemed participants in the solicitation of proxies of MBAC’s stockholders with respect to the Transaction. A list of those directors and executive officers and a description of their interests in MBAC will be filed in the proxy statement for the Transaction and available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the Transaction when available. Syniverse and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MBAC in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be included in the proxy statement for the Transaction when available. No Offer or Solicitation This Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act. 2

5.0 4.35 3.08 4.00 5.00 Glossary of Terms § 10DLC: 10 Digit Long Code Messaging § A2P: Application-to-Person Messaging § API: Application Programming Interface § CPaaS: Communication Platform as a Service § IoT: Internet of Things § IP: Internet Protocol § IPX: Internetwork Packet Exchange § LTE: Long-Term Evolution § MMS: Multimedia Messaging Service § OTT: Over-the-Top § P2P: Peer-to-Peer Messaging § SMS: Short Message Service § RCS: Rich Communication Services 35.0 4.35 3.08 4.00 5.00 Glossary of Terms § 10DLC: 10 Digit Long Code Messaging § A2P: Application-to-Person Messaging § API: Application Programming Interface § CPaaS: Communication Platform as a Service § IoT: Internet of Things § IP: Internet Protocol § IPX: Internetwork Packet Exchange § LTE: Long-Term Evolution § MMS: Multimedia Messaging Service § OTT: Over-the-Top § P2P: Peer-to-Peer Messaging § SMS: Short Message Service § RCS: Rich Communication Services 3

5.0 4.35 3.08 4.00 5.00 Today’s Presenters Andrew Davies Simeon Irvine Mohsin Meghji Matthew Perkal Chief Executive Officer Chief Financial Officer Chairman of the Board & CEO Executive Vice President – M&A 45.0 4.35 3.08 4.00 5.00 Today’s Presenters Andrew Davies Simeon Irvine Mohsin Meghji Matthew Perkal Chief Executive Officer Chief Financial Officer Chairman of the Board & CEO Executive Vice President – M&A 4

5.0 4.35 3.08 4.00 5.00 Overview of M3 Brigade Acquisition II Corp. Deep Expertise and Partnership Overview of our Sponsors § M3 Brigade Acquisition II Corp. (“M3 Brigade”) raised $400M at IPO in March 2021 § Led by a management team with deep operational, § M-3 Partners is a New York-based financial advisory firm with an established track investment, and acquisition experience record of value creation across multiple industries § Repeat SPAC sponsor with the M III Acquisition Corp. and IEA Energy Services LLC Mohsin Meghji merger in 2018 (NASDAQ: IEA) Chairman of the Board & CEO § M-3 Partners was founded by Mohsin Y. Meghji, who has more than 25 years of management and advisory experience building value in companies Matthew Perkal Executive Vice President – M&A § Brigade is a leading global investment advisor with approximately $30 billion in assets William Gallagher under management, specializing in credit-focused investment strategies Executive Vice President § 15-year track record of successfully investing through numerous market cycles § A long-time lender to Syniverse, Brigade is deeply familiar with the company and is the Charles Garner largest lender to the business today Executive Vice President & Secretary 55.0 4.35 3.08 4.00 5.00 Overview of M3 Brigade Acquisition II Corp. Deep Expertise and Partnership Overview of our Sponsors § M3 Brigade Acquisition II Corp. (“M3 Brigade”) raised $400M at IPO in March 2021 § Led by a management team with deep operational, § M-3 Partners is a New York-based financial advisory firm with an established track investment, and acquisition experience record of value creation across multiple industries § Repeat SPAC sponsor with the M III Acquisition Corp. and IEA Energy Services LLC Mohsin Meghji merger in 2018 (NASDAQ: IEA) Chairman of the Board & CEO § M-3 Partners was founded by Mohsin Y. Meghji, who has more than 25 years of management and advisory experience building value in companies Matthew Perkal Executive Vice President – M&A § Brigade is a leading global investment advisor with approximately $30 billion in assets William Gallagher under management, specializing in credit-focused investment strategies Executive Vice President § 15-year track record of successfully investing through numerous market cycles § A long-time lender to Syniverse, Brigade is deeply familiar with the company and is the Charles Garner largest lender to the business today Executive Vice President & Secretary 5

5.0 4.35 3.08 4.00 5.00 Why We Are Excited to Invest in Syniverse ü Trusted Neutral Intermediary: Occupies a crucial place in the global mobile ecosystem with multiple paths to monetize its position Unique ü Powerful Long-term Tailwinds: Positioned to benefit from growth in next-generation mobile technologies including 5G, private networks, IoT and blockchain Business ü Favorable Mix: Serves both enterprises and carriers; higher-growth Enterprise expected to represent the majority of revenues by 2024 ü Attractively Priced: 12.1x 2022E Adjusted EBITDA, a meaningful discount to companies that share similar attributes, with room for significant upside Compelling ü Optimized Capital Structure: Transaction expected to substantially de-lever the business to ~3.7x net leverage, allowing resources to be further invested in key strategic and growth initiatives Valuation ü Financial Profile: Rare combination of growth, profitability, and cash flow ü The Carlyle Group: Will remain a shareholder of Syniverse and is not selling as part of the transaction Premier ü Twilio: Clear strategic benefits from business partnership and up to $750M investment Sponsorship ü Brigade Capital Management: A long-time lender to Syniverse. Brigade and its affiliates, together with the SPAC sponsor, have committed $165M in the proposed PIPE 65.0 4.35 3.08 4.00 5.00 Why We Are Excited to Invest in Syniverse ü Trusted Neutral Intermediary: Occupies a crucial place in the global mobile ecosystem with multiple paths to monetize its position Unique ü Powerful Long-term Tailwinds: Positioned to benefit from growth in next-generation mobile technologies including 5G, private networks, IoT and blockchain Business ü Favorable Mix: Serves both enterprises and carriers; higher-growth Enterprise expected to represent the majority of revenues by 2024 ü Attractively Priced: 12.1x 2022E Adjusted EBITDA, a meaningful discount to companies that share similar attributes, with room for significant upside Compelling ü Optimized Capital Structure: Transaction expected to substantially de-lever the business to ~3.7x net leverage, allowing resources to be further invested in key strategic and growth initiatives Valuation ü Financial Profile: Rare combination of growth, profitability, and cash flow ü The Carlyle Group: Will remain a shareholder of Syniverse and is not selling as part of the transaction Premier ü Twilio: Clear strategic benefits from business partnership and up to $750M investment Sponsorship ü Brigade Capital Management: A long-time lender to Syniverse. Brigade and its affiliates, together with the SPAC sponsor, have committed $165M in the proposed PIPE 6

5.0 4.35 3.08 4.00 5.00 Proposed Transaction Summary 1 Transaction structure Illustrative Sources & Uses ($M) 1 § Syniverse to merge with M3 Brigade through a subsidiary merger Sources § Transaction to be funded by up to $400M cash in trust, a $265M PIPE and up to 1 $750M investment from Twilio Cash from Balance Sheet $53 § Debt refinancing to be consummated at closing 3 SPAC Cash in Trust 400 2 Valuation PIPE Investors (convertible preferred) 196 2 § Pro forma enterprise value of $2.85B or 12.1x 2022E Adjusted EBITDA PIPE Investors (common) 69 § Transaction funds will be used to substantially de-lever the business to ~3.7x net 1 Twilio Investment 500 leverage New Term Loan 1,000 2 Equity Rollover 750 3 Material terms 3 § Carlyle, Twilio and SPAC Sponsor subject to twelve month lock-up from closing, subject to Total Sources $2,968 performance-based early release § Portion of SPAC Sponsor shares subject to vesting earnout provisions Uses § SPAC Sponsor together with Brigade and its affiliated funds have committed $165M to the Cash to Balance Sheet $119 PIPE Repay Existing Indebtedness 1,968 5 Illustrative Pro Forma Ownership (%) 4 Estimated Transaction Fees 130 1.5% Equity Rollover 750 1Shares O/S 20.9% Total Uses $2,968 SPAC Shareholders 140.0m 6 PIPE Investors 123.9m 37.7% Sponsor Shares 17.0m Twilio 12.5% 145.4m Carlyle Rollover 172.1m 3.7% Other SYNV Rollover 12.9m 1191.4m 23.7% 1. Twilio retains the right to adjust cash contribution from $750M, subject to a minimum of $500M, dollar-for-dollar to the extent that total transaction proceeds (between the PIPE and trust account) exceed $375M 2. Early release is triggered if the closing price of the Company’s publicly-traded common stock equals or exceeds $12.50 per share for any 20 trading days within any consecutive 30-day period following the closing; unvested Sponsor shares vest upon the first trading day that the closing price of SPAC shares equal or exceeds $12.50 per share for any 20 trading days within any consecutive 30-day trading period following the closing 3. Assumes no redemptions 4. Represents an estimate of transaction expenses, including deferred underwriting fees, PIPE placement fees, M&A fees and debt refinancing fees. Actual amounts may vary and include expenses unknown at this time 5. Represents fully diluted shares outstanding at close. Assumes Twilio investment amount of $500M and no redemptions and excludes potential incremental dilution from SPAC or Sponsor warrants, unvested Sponsor shares, performance-based options, 7 performance-based RSU awards and out-of-the-money options. Performance-based options and performance-based RSU awards considered by Syniverse unlikely to be realized based on terms of grant 6. Includes PIPE convertible preferred and PIPE common equity investors; convertible ownership as if converted assuming a 15% conversion premium5.0 4.35 3.08 4.00 5.00 Proposed Transaction Summary 1 Transaction structure Illustrative Sources & Uses ($M) 1 § Syniverse to merge with M3 Brigade through a subsidiary merger Sources § Transaction to be funded by up to $400M cash in trust, a $265M PIPE and up to 1 $750M investment from Twilio Cash from Balance Sheet $53 § Debt refinancing to be consummated at closing 3 SPAC Cash in Trust 400 2 Valuation PIPE Investors (convertible preferred) 196 2 § Pro forma enterprise value of $2.85B or 12.1x 2022E Adjusted EBITDA PIPE Investors (common) 69 § Transaction funds will be used to substantially de-lever the business to ~3.7x net 1 Twilio Investment 500 leverage New Term Loan 1,000 2 Equity Rollover 750 3 Material terms 3 § Carlyle, Twilio and SPAC Sponsor subject to twelve month lock-up from closing, subject to Total Sources $2,968 performance-based early release § Portion of SPAC Sponsor shares subject to vesting earnout provisions Uses § SPAC Sponsor together with Brigade and its affiliated funds have committed $165M to the Cash to Balance Sheet $119 PIPE Repay Existing Indebtedness 1,968 5 Illustrative Pro Forma Ownership (%) 4 Estimated Transaction Fees 130 1.5% Equity Rollover 750 1Shares O/S 20.9% Total Uses $2,968 SPAC Shareholders 140.0m 6 PIPE Investors 123.9m 37.7% Sponsor Shares 17.0m Twilio 12.5% 145.4m Carlyle Rollover 172.1m 3.7% Other SYNV Rollover 12.9m 1191.4m 23.7% 1. Twilio retains the right to adjust cash contribution from $750M, subject to a minimum of $500M, dollar-for-dollar to the extent that total transaction proceeds (between the PIPE and trust account) exceed $375M 2. Early release is triggered if the closing price of the Company’s publicly-traded common stock equals or exceeds $12.50 per share for any 20 trading days within any consecutive 30-day period following the closing; unvested Sponsor shares vest upon the first trading day that the closing price of SPAC shares equal or exceeds $12.50 per share for any 20 trading days within any consecutive 30-day trading period following the closing 3. Assumes no redemptions 4. Represents an estimate of transaction expenses, including deferred underwriting fees, PIPE placement fees, M&A fees and debt refinancing fees. Actual amounts may vary and include expenses unknown at this time 5. Represents fully diluted shares outstanding at close. Assumes Twilio investment amount of $500M and no redemptions and excludes potential incremental dilution from SPAC or Sponsor warrants, unvested Sponsor shares, performance-based options, 7 performance-based RSU awards and out-of-the-money options. Performance-based options and performance-based RSU awards considered by Syniverse unlikely to be realized based on terms of grant 6. Includes PIPE convertible preferred and PIPE common equity investors; convertible ownership as if converted assuming a 15% conversion premium

Company OverviewCompany Overview

5.0 4.35 3.08 4.00 5.00 Syniverse Enables the Mobile Connected World… Trusted neutral intermediary that Facilitates and operates mission keeps devices, data flows and critical communications solutions messages seamlessly flowing and for carriers and enterprises secure globally Powers the connected world and Leader in mobility and digital economy for carriers and communications innovation enterprises Proven track record of addressing Platform unites mobile technologies the needs of a changing wireless to enable seamless interoperability ecosystem across the wireless ecosystem 95.0 4.35 3.08 4.00 5.00 Syniverse Enables the Mobile Connected World… Trusted neutral intermediary that Facilitates and operates mission keeps devices, data flows and critical communications solutions messages seamlessly flowing and for carriers and enterprises secure globally Powers the connected world and Leader in mobility and digital economy for carriers and communications innovation enterprises Proven track record of addressing Platform unites mobile technologies the needs of a changing wireless to enable seamless interoperability ecosystem across the wireless ecosystem 9

5.0 4.35 3.08 4.00 5.00 …And Powers the Digital Economy for Over 8 Billion Devices Moving 8 billion+ 1 trillion+ 2.2 trillion+ 3.4 exabits messages delivered billable transactions mobile devices 1 annually of data annually annually connected Leader Interconnecting 900+ in enterprise A2P messaging communications providers; serving the Top 10 Top Clearing & Settlement Global private IPX provider for carriers globally network backbone Direct connectivity to Leading global all major transaction processor 10DLC operators 10 1. Internetwork Packet Exchange traffic transported per year as of January 20205.0 4.35 3.08 4.00 5.00 …And Powers the Digital Economy for Over 8 Billion Devices Moving 8 billion+ 1 trillion+ 2.2 trillion+ 3.4 exabits messages delivered billable transactions mobile devices 1 annually of data annually annually connected Leader Interconnecting 900+ in enterprise A2P messaging communications providers; serving the Top 10 Top Clearing & Settlement Global private IPX provider for carriers globally network backbone Direct connectivity to Leading global all major transaction processor 10DLC operators 10 1. Internetwork Packet Exchange traffic transported per year as of January 2020

5.0 4.35 3.08 4.00 5.00 High Growth Enterprise Business Powered by Foundational Technology and Strong Cash Flows of Carrier Business Enterprise FY20A Revenue: $209M | FY20A-FY25E Revenue CAGR: 27% ► Leading product offering differentiated by enterprise-grade security, best-in-class availability and global reach Global A2P Messaging CPaaS § A2P Messaging§ Mobile Engagement ► Well positioned to benefit from next wave of CPaaS adoption led by Global 2000 enterprises § U.S. Long Code Messaging (10DLC)§ Messaging Platform as a Service ► Bolstered by strategic partnership with Twilio Carrier FY20A Revenue: $436M | FY20A-FY25E Revenue CAGR: 5% ► Foundational technology and global Messaging Solutions Global Network connectivity provides competitive advantage § P2P Messaging§ Global IPX Network and multiple paths for monetization § Messaging Hubbing§ Signaling Solutions § RCS Messaging§ Private Network ► Deep customer relationships with leading carriers across the world § Policy and Charging Solutions Outsourced Carrier Solutions ► Syniverse’s existing global IPX network § Data and Financial Clearing House§ Number Portability backbone will be critical to 5G deployments § Billing and Charging Evolution§ Clearing and Settlement for Messaging 11 Note: Fiscal year ends November 30 5.0 4.35 3.08 4.00 5.00 High Growth Enterprise Business Powered by Foundational Technology and Strong Cash Flows of Carrier Business Enterprise FY20A Revenue: $209M | FY20A-FY25E Revenue CAGR: 27% ► Leading product offering differentiated by enterprise-grade security, best-in-class availability and global reach Global A2P Messaging CPaaS § A2P Messaging§ Mobile Engagement ► Well positioned to benefit from next wave of CPaaS adoption led by Global 2000 enterprises § U.S. Long Code Messaging (10DLC)§ Messaging Platform as a Service ► Bolstered by strategic partnership with Twilio Carrier FY20A Revenue: $436M | FY20A-FY25E Revenue CAGR: 5% ► Foundational technology and global Messaging Solutions Global Network connectivity provides competitive advantage § P2P Messaging§ Global IPX Network and multiple paths for monetization § Messaging Hubbing§ Signaling Solutions § RCS Messaging§ Private Network ► Deep customer relationships with leading carriers across the world § Policy and Charging Solutions Outsourced Carrier Solutions ► Syniverse’s existing global IPX network § Data and Financial Clearing House§ Number Portability backbone will be critical to 5G deployments § Billing and Charging Evolution§ Clearing and Settlement for Messaging 11 Note: Fiscal year ends November 30

5.0 4.35 3.08 4.00 5.00 Syniverse Has Driven Continuous Innovation in the Wireless Ecosystem… … 1G 2G 3G 4G 5G 1980s 1990s 2000s 2010s 2020s Advent of the Consumer voice Mobile email and texting Mobile apps and Mobile first for consumers, mobile phone; Syniverse smartphones enterprises and devices formed in 1987 0.8M 91.0M 2.2B 7.2B 8.8B Source: GSMA Intelligence Mobile-by-market report 12 Mobile Cellular Connections (Global)

5.0 4.35 3.08 4.00 5.00 …Resulting in Leadership Positions Across Established and Emerging Markets Communications Consumer Messaging Enterprise Messaging CPaaS 5G, IoT, RCS Infrastructure § Enabling 5G deployments § Connects mobile networks § P2P messaging is foundational § Leader in enterprise A2P § Built CPaaS solutions atop A2P globally technology to A2P and RCS messaging expertise worldwide § One of two global RCS hubs § Trusted intermediary and § Routes significant percentage § Developed key technologies § Focus on serving large partner to all major of P2P traffic globally for 10DLC enterprise customers that communications providers require white-glove support around the world§ Launching in 2021: — 5G Roaming — Private Networks — IoT Foundational Technology Foundational Technology High Growth Business High Growth Business High Growth Business 135.0 4.35 3.08 4.00 5.00 …Resulting in Leadership Positions Across Established and Emerging Markets Communications Consumer Messaging Enterprise Messaging CPaaS 5G, IoT, RCS Infrastructure § Enabling 5G deployments § Connects mobile networks § P2P messaging is foundational § Leader in enterprise A2P § Built CPaaS solutions atop A2P globally technology to A2P and RCS messaging expertise worldwide § One of two global RCS hubs § Trusted intermediary and § Routes significant percentage § Developed key technologies § Focus on serving large partner to all major of P2P traffic globally for 10DLC enterprise customers that communications providers require white-glove support around the world§ Launching in 2021: — 5G Roaming — Private Networks — IoT Foundational Technology Foundational Technology High Growth Business High Growth Business High Growth Business 13

5.0 4.35 3.08 4.00 5.00 Leading, Next Generation Communications Connectivity Platform with Unrivaled Solution Set for Both Enterprises and Carriers Unified, mission-critical platform enables seamless interoperability across the wireless ecosystem Mobile Mobile CPaaS/ Messaging (A2P) Marketing RCS Enterprise IoT Services Enterprise IoT Services Security / Private Universal Commerce Fraud Detection Mobile Phone Tablet Wireless (LTE/5G) (Blockchain) Mobile Phone Tablet Private Private Network A Network B Mobile Phone Mobile Phone Carrier A Carrier B Interoperability 5G IoT & Roaming Tablet Tablet SMS / MMS / RCS Financial Clearing Data Clearing Monetization and Settlement IoT Services IoT Services 14 For Carriers For Enterprises5.0 4.35 3.08 4.00 5.00 Leading, Next Generation Communications Connectivity Platform with Unrivaled Solution Set for Both Enterprises and Carriers Unified, mission-critical platform enables seamless interoperability across the wireless ecosystem Mobile Mobile CPaaS/ Messaging (A2P) Marketing RCS Enterprise IoT Services Enterprise IoT Services Security / Private Universal Commerce Fraud Detection Mobile Phone Tablet Wireless (LTE/5G) (Blockchain) Mobile Phone Tablet Private Private Network A Network B Mobile Phone Mobile Phone Carrier A Carrier B Interoperability 5G IoT & Roaming Tablet Tablet SMS / MMS / RCS Financial Clearing Data Clearing Monetization and Settlement IoT Services IoT Services 14 For Carriers For Enterprises

5.0 4.35 3.08 4.00 5.00 Mission Critical Communications Solutions Validated by All Major Communications Providers, Blue Chip Enterprise Customers and Technology Partners Travel & Technology Communications Financial Services Technology Retail Hospitality IoT Partners “I am very satisfied with the personalized “Our agreement with Syniverse will allow “By joining forces with Syniverse, we’re one step attention, 24/7 customer service and superior retailers to build stronger relationships with closer to our goal of creating an environment capabilities that Syniverse consistently provides” customers through a variety of messaging use where everything and everyone can become cases” seamlessly connected, anywhere in the world” Enterprise Customer (Digital Marketing Partner) Carrier Customer Enterprise Customer (Financial Services) 155.0 4.35 3.08 4.00 5.00 Mission Critical Communications Solutions Validated by All Major Communications Providers, Blue Chip Enterprise Customers and Technology Partners Travel & Technology Communications Financial Services Technology Retail Hospitality IoT Partners “I am very satisfied with the personalized “Our agreement with Syniverse will allow “By joining forces with Syniverse, we’re one step attention, 24/7 customer service and superior retailers to build stronger relationships with closer to our goal of creating an environment capabilities that Syniverse consistently provides” customers through a variety of messaging use where everything and everyone can become cases” seamlessly connected, anywhere in the world” Enterprise Customer (Digital Marketing Partner) Carrier Customer Enterprise Customer (Financial Services) 15

5.0 4.35 3.08 4.00 5.00 Syniverse is the Communications Platform for Other Leading Platforms and Networks… Syniverse’s communications platform enables leading platforms and carriers to seamlessly reach customers in every corner of the globe Customer Engagement Platform Cloud Travel Syniverse Customer Since 2013 Platform as Technology a Service Ecosystem Syniverse Customer Since 2006 Syniverse Customer Since 2016 Consumer Payments Credit Reporting Ecosystem Platform Syniverse Customer Since 2007 Syniverse Customer Since 2010 Interconnecting 900+ Communications Providers Globally 16

5.0 4.35 3.08 4.00 5.00 …and is Well Positioned to Benefit from Significant Market Tailwinds Multiple technology and communications trends converging to accelerate market growth 1 5G Rollout 2 Mobile Traffic and Speed Increasing 3 Wireless Devices and Users Growth 1 5G Infrastructure Global Annual Spend Global Mobile Data Traffic Global Wireless Data Devices ($ billions) (exabytes) (billions) 38.3 40 60.0 $53.8 2,709 3,000 35 50.0 2,500 30 40.0 2,000 25 21.3 20 30.0 1,500 15 20.0 1,000 10 408 10.0 500 $3.5 5 0.0 0 - 2019 2026E 2020 2026E 2019 2026E Global LTE / 5G Mobile Subscriptions Mobile (Cellular) Speed Global RCS Users (billions) (Mbps) (billions) 50 7.4 8 43.9 4 45 3.3 7 40 3.5 6 35 3 4.3 30 5 2.5 25 4 2 20 3 13.2 1.5 15 2 10 1 1 0.2 5 0.5 0 0 0 2019 2026E 2018 2023E 2019 2023E 17 Source: Cisco Annual Internet Report, Ericsson Mobility Report, Mordor Intelligence and ResearchAndMarkets 1. Includes short-range and wide-area IoT devices5.0 4.35 3.08 4.00 5.00 …and is Well Positioned to Benefit from Significant Market Tailwinds Multiple technology and communications trends converging to accelerate market growth 1 5G Rollout 2 Mobile Traffic and Speed Increasing 3 Wireless Devices and Users Growth 1 5G Infrastructure Global Annual Spend Global Mobile Data Traffic Global Wireless Data Devices ($ billions) (exabytes) (billions) 38.3 40 60.0 $53.8 2,709 3,000 35 50.0 2,500 30 40.0 2,000 25 21.3 20 30.0 1,500 15 20.0 1,000 10 408 10.0 500 $3.5 5 0.0 0 - 2019 2026E 2020 2026E 2019 2026E Global LTE / 5G Mobile Subscriptions Mobile (Cellular) Speed Global RCS Users (billions) (Mbps) (billions) 50 7.4 8 43.9 4 45 3.3 7 40 3.5 6 35 3 4.3 30 5 2.5 25 4 2 20 3 13.2 1.5 15 2 10 1 1 0.2 5 0.5 0 0 0 2019 2026E 2018 2023E 2019 2023E 17 Source: Cisco Annual Internet Report, Ericsson Mobility Report, Mordor Intelligence and ResearchAndMarkets 1. Includes short-range and wide-area IoT devices

5.0 4.35 3.08 4.00 5.00 CPaaS and A2P Messaging Represent Large and Rapidly Growing Enterprise Opportunity CPaaS Market Size ($ billions) 30 § Rapidly rising importance of messaging compared to voice, $25 email, social, other channels – “always on” and preferred 25 by consumers 20 15 10§ “Phase 1” of CPaaS adoption was led by internet leaders $7 (Uber, Facebook, etc.) for 1-way messaging to customers 5 0 2020 2025E § “Phase 2” of CPaaS adoption is now accelerating into the Messaging Evolving from …To Sophisticated Enterprise Forbes 2000 Enterprises globally with use cases evolving to Consumer Use Cases… Applications 2-way messaging § Text§ Two-way messaging § Passwords§ Customer support § Reservations§ Marketing § Reminders§ CRM / CXM § Order tracking§ Rich RCS Messaging Source: Juniper Research Global CPaaS Market Report (July 2020) 185.0 4.35 3.08 4.00 5.00 CPaaS and A2P Messaging Represent Large and Rapidly Growing Enterprise Opportunity CPaaS Market Size ($ billions) 30 § Rapidly rising importance of messaging compared to voice, $25 email, social, other channels – “always on” and preferred 25 by consumers 20 15 10§ “Phase 1” of CPaaS adoption was led by internet leaders $7 (Uber, Facebook, etc.) for 1-way messaging to customers 5 0 2020 2025E § “Phase 2” of CPaaS adoption is now accelerating into the Messaging Evolving from …To Sophisticated Enterprise Forbes 2000 Enterprises globally with use cases evolving to Consumer Use Cases… Applications 2-way messaging § Text§ Two-way messaging § Passwords§ Customer support § Reservations§ Marketing § Reminders§ CRM / CXM § Order tracking§ Rich RCS Messaging Source: Juniper Research Global CPaaS Market Report (July 2020) 18

5.0 4.35 3.08 4.00 5.00 Syniverse and Twilio: Strategic Partnership Will Further Accelerate Enterprise Growth Twilio’s leading CPaaS offerings across applications and channels drive significant messaging volumes and partnership with Syniverse ensures best-in-class message delivery $2.25B 135% 10M+ 240k+ LTM 6/30/21 Revenue CQ2 2021 Net Expansion Rate Developer Accounts (6/30/21) Active Customers (6/30/21) Source: Twilio public filings 19 5.0 4.35 3.08 4.00 5.00 Syniverse and Twilio: Strategic Partnership Will Further Accelerate Enterprise Growth Twilio’s leading CPaaS offerings across applications and channels drive significant messaging volumes and partnership with Syniverse ensures best-in-class message delivery $2.25B 135% 10M+ 240k+ LTM 6/30/21 Revenue CQ2 2021 Net Expansion Rate Developer Accounts (6/30/21) Active Customers (6/30/21) Source: Twilio public filings 19

5.0 4.35 3.08 4.00 5.00 Twilio’s up to $750 Million Investment and Strategic Partnership Rationale Validation of Syniverse’s position as the trusted neutral intermediary Secures connectivity to the major U.S. carriers for A2P messaging and provides additional options to connect to 900+ carriers worldwide Provides Syniverse with volumes from Twilio Aligns leading communications platform with premier global mobility platform Increased financial flexibility and balance sheet capacity for Syniverse 205.0 4.35 3.08 4.00 5.00 Twilio’s up to $750 Million Investment and Strategic Partnership Rationale Validation of Syniverse’s position as the trusted neutral intermediary Secures connectivity to the major U.S. carriers for A2P messaging and provides additional options to connect to 900+ carriers worldwide Provides Syniverse with volumes from Twilio Aligns leading communications platform with premier global mobility platform Increased financial flexibility and balance sheet capacity for Syniverse 20

5.0 4.35 3.08 4.00 5.00 Syniverse and Twilio Are Well Positioned to Drive the Next Wave of Digitization Together Syniverse / Twilio partnership will accelerate the next wave of innovation in mobile communications Risk Management Operations Customer Experience Human Resources Marketing § Automated notifications § Proactive service notification§ Recruiting facilitation§ Acquisition campaigns § One-time passwords § Interactive messaging § Live agent / two-way chat§ Benefits notifications§ Digital coupons / loyalty card § Fraud alerts § Temperament detect via AI § Chatbot & self-service§ Employee communications§ Geo-location triggered offer § Consent management Identity Intelligence Orchestration CPaaS Channel APIs RCS Messaging Carrier Messaging Hubs Private Networks / IoT Network & Platform Solutions A2P / P2P Messaging Clearing and Settlement Global Network Carriers / OTTs 215.0 4.35 3.08 4.00 5.00 Syniverse and Twilio Are Well Positioned to Drive the Next Wave of Digitization Together Syniverse / Twilio partnership will accelerate the next wave of innovation in mobile communications Risk Management Operations Customer Experience Human Resources Marketing § Automated notifications § Proactive service notification§ Recruiting facilitation§ Acquisition campaigns § One-time passwords § Interactive messaging § Live agent / two-way chat§ Benefits notifications§ Digital coupons / loyalty card § Fraud alerts § Temperament detect via AI § Chatbot & self-service§ Employee communications§ Geo-location triggered offer § Consent management Identity Intelligence Orchestration CPaaS Channel APIs RCS Messaging Carrier Messaging Hubs Private Networks / IoT Network & Platform Solutions A2P / P2P Messaging Clearing and Settlement Global Network Carriers / OTTs 21

5.0 4.35 3.08 4.00 5.00 Leadership Team with Deep Experience John McRae Chris Rivera Simeon Irvine Andrew Davies President, Carrier President, Enterprise Chief Financial Officer Chief Executive Officer 10 Years at Syniverse 4 Years at Syniverse 2 Years at Syniverse 1 Year at Syniverse 14 Years in Industry 25 Years in Industry 20 Years in Industry 20 Years in Industry John Wick Leigh Ann Polverelli Laura E. Binion Sara DeBella Chief Technology Officer Chief Customer Operations Officer SVP, General Counsel SVP, Chief HR Officer 26 Years at Syniverse 15 Years at Syniverse 13 Years at Syniverse 12 Years at Syniverse 30 Years in Industry 15 Years in Industry 24 Years in Industry 18 Years in Industry 22

5.0 4.35 3.08 4.00 5.00 Syniverse Represents a Unique Opportunity with Strong Growth and Cash Flow Generation Mobile Growth Platform: Well positioned to benefit from growth in mobile bandwidth and messaging demand Innovation Leader: At the forefront of 5G, private networks, RCS, IoT and digital transformation enablement for enterprises and carriers Trusted Partner: Trusted neutral intermediary that keeps devices, data flows and messages seamlessly flowing and secure globally CPaaS / Mobile Engagement Leader: Build upon position in U.S. A2P enterprise marketplace to capitalize on next wave of CPaaS adoption Directly Levered to Key Mobility Tailwinds: New revenue streams from next wave of digitization by enterprises and carriers Twilio Strategic Partnership : Strategic investment and partnership with Twilio is a force multiplier for Syniverse growth 235.0 4.35 3.08 4.00 5.00 Syniverse Represents a Unique Opportunity with Strong Growth and Cash Flow Generation Mobile Growth Platform: Well positioned to benefit from growth in mobile bandwidth and messaging demand Innovation Leader: At the forefront of 5G, private networks, RCS, IoT and digital transformation enablement for enterprises and carriers Trusted Partner: Trusted neutral intermediary that keeps devices, data flows and messages seamlessly flowing and secure globally CPaaS / Mobile Engagement Leader: Build upon position in U.S. A2P enterprise marketplace to capitalize on next wave of CPaaS adoption Directly Levered to Key Mobility Tailwinds: New revenue streams from next wave of digitization by enterprises and carriers Twilio Strategic Partnership : Strategic investment and partnership with Twilio is a force multiplier for Syniverse growth 23

Financial OverviewFinancial Overview

5.0 4.35 3.08 4.00 5.00 Attractive Financial Profile Strong revenue scale, growth and profitability Significant revenue visibility and growth potential from contracted customers Blue chip, diversified customers and revenues across products, industries and geographies Twilio relationship accelerates growth potential Strong Adjusted EBITDA and cash flow margins – lean and efficient from years under private equity ownership Optimized capital structure will provide increased financial flexibility and balance sheet capacity 255.0 4.35 3.08 4.00 5.00 Attractive Financial Profile Strong revenue scale, growth and profitability Significant revenue visibility and growth potential from contracted customers Blue chip, diversified customers and revenues across products, industries and geographies Twilio relationship accelerates growth potential Strong Adjusted EBITDA and cash flow margins – lean and efficient from years under private equity ownership Optimized capital structure will provide increased financial flexibility and balance sheet capacity 25

5.0 4.35 3.08 4.00 5.00 Diversified Revenue Model Provides Multiple Growth Vectors as Global Communications Continues to Evolve Enterprise Carrier Outsourced Carrier Global A2P Messaging CPaaS Global Network Messaging Solutions Solutions § Growth engine including § Hyper growth enterprise § Core solutions that enable § Well positioned for 5G, § Strategically important for projected incremental Twilio segment carrier interoperability private networks and IoT carrier ecosystem volumes FY20A $190M $19M $139M $194M $103M Revenue FY20A-25E 25% 40% 2% 8% 4% Rev. CAGR 26 Note: Fiscal year ends November 30; numbers may not sum due to rounding5.0 4.35 3.08 4.00 5.00 Diversified Revenue Model Provides Multiple Growth Vectors as Global Communications Continues to Evolve Enterprise Carrier Outsourced Carrier Global A2P Messaging CPaaS Global Network Messaging Solutions Solutions § Growth engine including § Hyper growth enterprise § Core solutions that enable § Well positioned for 5G, § Strategically important for projected incremental Twilio segment carrier interoperability private networks and IoT carrier ecosystem volumes FY20A $190M $19M $139M $194M $103M Revenue FY20A-25E 25% 40% 2% 8% 4% Rev. CAGR 26 Note: Fiscal year ends November 30; numbers may not sum due to rounding

5.0 4.35 3.08 4.00 5.00 Unified Platform and Global Network Enables Mission Critical Communications for Enterprises and Carriers Enterprise Revenue Carrier Revenue ($ millions) ($ millions) $679 $558 $542 $515 $484 $459 $436 $437 $433 $321 $241 $209 FY2020A FY2021E FY2022E FY2023E FY2024E FY2025E FY2020A FY2021E FY2022E FY2023E FY2024E FY2025E 1 1 Direct Margin FY2020A FY2021E FY2022E FY2023E FY2024E FY2025E Direct Margin FY2020A FY2021E FY2022E FY2023E FY2024E FY2025E Total Enterprise 32% 32% 29% 30% 31% 32% Total Carrier 86% 84% 84% 85% 86% 86% Note: Fiscal year ends November 30; numbers may not sum due to rounding 27 1. Direct Margin calculated as revenue less directly variable product specific costs including message termination Fees (~85% of FY20A Direct Costs), revenue share and variable data processing costs5.0 4.35 3.08 4.00 5.00 Unified Platform and Global Network Enables Mission Critical Communications for Enterprises and Carriers Enterprise Revenue Carrier Revenue ($ millions) ($ millions) $679 $558 $542 $515 $484 $459 $436 $437 $433 $321 $241 $209 FY2020A FY2021E FY2022E FY2023E FY2024E FY2025E FY2020A FY2021E FY2022E FY2023E FY2024E FY2025E 1 1 Direct Margin FY2020A FY2021E FY2022E FY2023E FY2024E FY2025E Direct Margin FY2020A FY2021E FY2022E FY2023E FY2024E FY2025E Total Enterprise 32% 32% 29% 30% 31% 32% Total Carrier 86% 84% 84% 85% 86% 86% Note: Fiscal year ends November 30; numbers may not sum due to rounding 27 1. Direct Margin calculated as revenue less directly variable product specific costs including message termination Fees (~85% of FY20A Direct Costs), revenue share and variable data processing costs

5.0 4.35 3.08 4.00 5.00 Significant Revenue Growth and Operating Leverage 1 Revenue Gross Profit Adjusted EBITDA ($ millions) ($ millions) ($ millions) $571 $416 $1,237 $486 $342 $1,056 $421 $917 $286 $361 $780 $325 $322 $236 $678 $210 $210 $646 FY2020A FY2021E FY2022E FY2023E FY2024E FY2025E FY2020A FY2021E FY2022E FY2023E FY2024E FY2025E FY2020A FY2021E FY2022E FY2023E FY2024E FY2025E % Rev. % % 18% 15% 17% 5% 15% 50% 48% 46% 46% 46% 46% 33% 31% 30% 31% 32% 34% Growth Margin Margin Note: Fiscal year ends November 30; numbers may not sum due to rounding 28 1. Adjusted EBITDA is a non-GAAP metric. See Appendix for a reconciliation to net income

5.0 4.35 3.08 4.00 5.00 What Makes Syniverse Unique Global leader in the dynamic communications solutions market, enabling the modern mobile economy High-growth Enterprise business combined with the foundational technology and cash flows of the Carrier business Occupies the role of trusted neutral intermediary required to facilitate seamless data connectivity across a global network that interconnects 900+ carriers Combines technology and a physical network to create unique ecosystem Financial attractiveness provides multiple levers of upside, including EBITDA growth and valuation multiple expansion Twilio strategic partnership accelerates growth potential 295.0 4.35 3.08 4.00 5.00 What Makes Syniverse Unique Global leader in the dynamic communications solutions market, enabling the modern mobile economy High-growth Enterprise business combined with the foundational technology and cash flows of the Carrier business Occupies the role of trusted neutral intermediary required to facilitate seamless data connectivity across a global network that interconnects 900+ carriers Combines technology and a physical network to create unique ecosystem Financial attractiveness provides multiple levers of upside, including EBITDA growth and valuation multiple expansion Twilio strategic partnership accelerates growth potential 29

5.0 4.35 3.08 4.00 5.00 Defining the Peer Group for Syniverse Syniverse has no direct public comparables but Transaction Processing and Communication Tech peers share many similar attributes Transaction Processing Peers Communication Tech Peers § Segment leadership:§ Communications Ecosystem: Superior platform and Provides communications leading technology solutions for the mobile economy § Revenue model: High scalability and visibility with § Product offerings: Varied substantial recurring and levels of overlap in offerings, re-occurring revenue including P2P messaging, A2P messaging and CPaaS § Mission critical: Core to the functioning of essential § Connectivity: Enables network-driven ecosystems customers and platforms to seamlessly reach their users § Competitive differentiation: anywhere in the world Scaled player in an area with sustainable competitive differentiation § Market Tailwinds: Benefitting and favorable secular from advances in tailwinds communications technology, including 5G deployment § Customer relationships: and growth in mobile devices Long-term relationships and data ‘22E revenue growth: Median: 8% 15% Median: 25% with a high quality customer base ’22E Adj. EBITDA margin: Median: 41% 30% Median: 8% EV / ’22E Adj. EBITDA: Median: 19x 12.1x Median: 50x Source: Syniverse management model; Syniverse multiple based on proposed transaction and company projections; peer metrics based on Factset estimates as of 8/13/2021 30 Note: Calculation and companies included may use different definitions of Adjusted EBITDA; peers shown on a calendar year basis; EV / ’22E Adj. EBITDA median calculated by excluding the companies denoted “nm” which is defined as multiples less than 0x or greater than 80x; Syniverse metrics based on fiscal year ending November 305.0 4.35 3.08 4.00 5.00 Defining the Peer Group for Syniverse Syniverse has no direct public comparables but Transaction Processing and Communication Tech peers share many similar attributes Transaction Processing Peers Communication Tech Peers § Segment leadership:§ Communications Ecosystem: Superior platform and Provides communications leading technology solutions for the mobile economy § Revenue model: High scalability and visibility with § Product offerings: Varied substantial recurring and levels of overlap in offerings, re-occurring revenue including P2P messaging, A2P messaging and CPaaS § Mission critical: Core to the functioning of essential § Connectivity: Enables network-driven ecosystems customers and platforms to seamlessly reach their users § Competitive differentiation: anywhere in the world Scaled player in an area with sustainable competitive differentiation § Market Tailwinds: Benefitting and favorable secular from advances in tailwinds communications technology, including 5G deployment § Customer relationships: and growth in mobile devices Long-term relationships and data ‘22E revenue growth: Median: 8% 15% Median: 25% with a high quality customer base ’22E Adj. EBITDA margin: Median: 41% 30% Median: 8% EV / ’22E Adj. EBITDA: Median: 19x 12.1x Median: 50x Source: Syniverse management model; Syniverse multiple based on proposed transaction and company projections; peer metrics based on Factset estimates as of 8/13/2021 30 Note: Calculation and companies included may use different definitions of Adjusted EBITDA; peers shown on a calendar year basis; EV / ’22E Adj. EBITDA median calculated by excluding the companies denoted “nm” which is defined as multiples less than 0x or greater than 80x; Syniverse metrics based on fiscal year ending November 30

AppendixAppendix

5.0 4.35 3.08 4.00 5.00 Selected Peer Operational Benchmarking Scalable business model with revenue growth exceeding Transaction Processing peers and superior Adjusted EBITDA margin to Communication Tech peers Industry Comparables Business Model Comparables Comparables in ascending Communication Tech Peers Transaction Processing Peers order of 2022E revenue growth 41% Median: 8% Median: 25% 31% 25% 25% 19% 15% 15% 13% 10% 10% 8% 7% 8% 8% 7% 7% 6% 6% Median: 41% Median: 8% 56% 46% 48% 42% 43% 41% 41% 35% 33% 38% 30% 26% 23% 9% 13% 8% 5% (1%) 32 Source: Syniverse management model; peer metrics based on Factset estimates as of 8/13/2021 Note: Calculation and companies included may use different definitions of Adjusted EBITDA; peers shown on a calendar year basis; Syniverse metrics based on fiscal year ending November 30 Adjusted EBITDA Margin Revenue Growth 2022E 2022E5.0 4.35 3.08 4.00 5.00 Selected Peer Operational Benchmarking Scalable business model with revenue growth exceeding Transaction Processing peers and superior Adjusted EBITDA margin to Communication Tech peers Industry Comparables Business Model Comparables Comparables in ascending Communication Tech Peers Transaction Processing Peers order of 2022E revenue growth 41% Median: 8% Median: 25% 31% 25% 25% 19% 15% 15% 13% 10% 10% 8% 7% 8% 8% 7% 7% 6% 6% Median: 41% Median: 8% 56% 46% 48% 42% 43% 41% 41% 35% 33% 38% 30% 26% 23% 9% 13% 8% 5% (1%) 32 Source: Syniverse management model; peer metrics based on Factset estimates as of 8/13/2021 Note: Calculation and companies included may use different definitions of Adjusted EBITDA; peers shown on a calendar year basis; Syniverse metrics based on fiscal year ending November 30 Adjusted EBITDA Margin Revenue Growth 2022E 2022E

5.0 4.35 3.08 4.00 5.00 Valuation Upside Relative to Peers Pro forma enterprise value of $2.85B provides an attractive entry point that is at a significant discount to both Transaction Processing and Communication Tech peers Business Model Comparables Industry Comparables Comparables in ascending Communication Tech Peers Transaction Processing Peers order of 2022E EV / EBITDA Median: 19x Median: 50x 58x 41x 22x 22x 21x 20x 19x 19x 19x 15x 15x 15x 12.1x 13x 13x nm nm nm Median: 7x Median: 11x 19x 14x 11x 9x 9x 7x 8x 7x 7x 7x 7x 4x 6x 5x 6x 5x 5x 3.7x 33 Source: Syniverse management model; Syniverse multiple based on proposed transaction and company projections; peer metrics based on Factset estimates as of 8/13/2021 and exclude restricted cash in net debt calculation Note: “nm” denotes not meaningful multiples less than 0x or greater than 80x; calculation and companies included may use different definitions of Adjusted EBITDA; the EV / ’22E Adj. EBITDA median is calculated by excluding the companies denoted “nm”; Syniverse metrics based on fiscal year ending November 30 EV / Revenue EV / Adjusted EBITDA 2022E 2022E5.0 4.35 3.08 4.00 5.00 Valuation Upside Relative to Peers Pro forma enterprise value of $2.85B provides an attractive entry point that is at a significant discount to both Transaction Processing and Communication Tech peers Business Model Comparables Industry Comparables Comparables in ascending Communication Tech Peers Transaction Processing Peers order of 2022E EV / EBITDA Median: 19x Median: 50x 58x 41x 22x 22x 21x 20x 19x 19x 19x 15x 15x 15x 12.1x 13x 13x nm nm nm Median: 7x Median: 11x 19x 14x 11x 9x 9x 7x 8x 7x 7x 7x 7x 4x 6x 5x 6x 5x 5x 3.7x 33 Source: Syniverse management model; Syniverse multiple based on proposed transaction and company projections; peer metrics based on Factset estimates as of 8/13/2021 and exclude restricted cash in net debt calculation Note: “nm” denotes not meaningful multiples less than 0x or greater than 80x; calculation and companies included may use different definitions of Adjusted EBITDA; the EV / ’22E Adj. EBITDA median is calculated by excluding the companies denoted “nm”; Syniverse metrics based on fiscal year ending November 30 EV / Revenue EV / Adjusted EBITDA 2022E 2022E

5.0 4.35 3.08 4.00 5.00 Syniverse Historical Revenue Trends Carrier business is stabilizing and is poised for future growth while Enterprise business will continue to demonstrate high rates of growth ($ millions) $790 $742 $678 $147 $83 $646 $31 $48 $406 $460 +5% $477 $388 $659 $644 $646 $597 $241 $209 $199 $167 FY18A FY19A FY20A FY21E Enterprise Carrier - Excluding CDMA and Legacy CDMA and Legacy 34 Note: Fiscal year ends November 30; numbers may not sum due to rounding

5.0 4.35 3.08 4.00 5.00 Carrier Business is Stabilizing Carrier business is poised to return to growth in H2 2021 as CDMA runoff is nearly complete, roaming business models have reset and COVID impact has bottomed as international travel and new business implementations have started to resume Carrier Revenue ($ millions) $115 $109 $108 $107 $106 $14 $102 $7 $11 $12 $12 $9 $101 $101 $98 $95 $94 $93 Q1 2020A Q2 2020A Q3 2020A Q4 2020A Q1 2021A Q2 2021A Carrier - Excluding CDMA and Legacy CDMA and Legacy 35 Note: Fiscal year ends November 30; numbers may not sum due to rounding5.0 4.35 3.08 4.00 5.00 Carrier Business is Stabilizing Carrier business is poised to return to growth in H2 2021 as CDMA runoff is nearly complete, roaming business models have reset and COVID impact has bottomed as international travel and new business implementations have started to resume Carrier Revenue ($ millions) $115 $109 $108 $107 $106 $14 $102 $7 $11 $12 $12 $9 $101 $101 $98 $95 $94 $93 Q1 2020A Q2 2020A Q3 2020A Q4 2020A Q1 2021A Q2 2021A Carrier - Excluding CDMA and Legacy CDMA and Legacy 35 Note: Fiscal year ends November 30; numbers may not sum due to rounding

5.0 4.35 3.08 4.00 5.00 Summary P&L CAGR ($ millions) FY2018A FY2019A FY2020A FY2021E FY2022E FY2023E FY2024E FY2025E FY20A - FY25E Enterprise 167 199 209 241 321 433 542 679 27% Carrier 624 543 436 437 459 484 515 558 5% Total Revenue $790 $742 $646 $678 $780 $917 $1,056 $1,237 14% % Growth 0% (6%) (13%) 5% 15% 18% 15% 17% Variable Direct Costs (185) (200) (204) (234) (299) (375) (446) (540) 22% 1 Direct Margin $605 $541 $442 $444 $480 $542 $610 $697 10% % of Revenue 77% 73% 68% 65% 62% 59% 58% 56% Fixed Direct Costs (163) (142) (120) (119) (119) (121) (124) (126) 1% Gross Profit $442 $399 $322 $325 $361 $421 $486 $571 12% % of Revenue 56% 54% 50% 48% 46% 46% 46% 46% 2 Operating Expenses Sales & Marketing (69) (71) (54) (59) (65) (72) (79) (87) 10% General & Administrative (90) (79) (58) (56) (60) (63) (66) (68) 3% Total Operating Expenses (159) (150) (112) (115) (125) (135) (145) (154) 7% Adjusted EBITDA $283 $249 $210 $210 $236 $286 $342 $416 15% % of Revenue 36% 34% 33% 31% 30% 31% 32% 34% Capital Expenditures $58 $41 $49 $50 $59 $61 $69 $79 10% % of Revenue 7% 6% 8% 7% 8% 7% 6% 6% Adjusted EBITDA Less Capital Expenditures $225 $208 $161 $160 $177 $226 $273 $338 16% % of Revenue 28% 28% 25% 24% 23% 25% 26% 27% Note: Fiscal year ends November 30; numbers may not sum due to rounding 1. Direct Margin calculated as revenue less directly variable product specific costs including message termination Fees (~85% of FY20A Direct Costs), revenue share and variable data processing costs 36 2. Capitalized software & external development costs included in capital expenditures; approximately $6 million of development and lifecycle costs included in Direct Costs and General & Administrative expenses in FY20A5.0 4.35 3.08 4.00 5.00 Summary P&L CAGR ($ millions) FY2018A FY2019A FY2020A FY2021E FY2022E FY2023E FY2024E FY2025E FY20A - FY25E Enterprise 167 199 209 241 321 433 542 679 27% Carrier 624 543 436 437 459 484 515 558 5% Total Revenue $790 $742 $646 $678 $780 $917 $1,056 $1,237 14% % Growth 0% (6%) (13%) 5% 15% 18% 15% 17% Variable Direct Costs (185) (200) (204) (234) (299) (375) (446) (540) 22% 1 Direct Margin $605 $541 $442 $444 $480 $542 $610 $697 10% % of Revenue 77% 73% 68% 65% 62% 59% 58% 56% Fixed Direct Costs (163) (142) (120) (119) (119) (121) (124) (126) 1% Gross Profit $442 $399 $322 $325 $361 $421 $486 $571 12% % of Revenue 56% 54% 50% 48% 46% 46% 46% 46% 2 Operating Expenses Sales & Marketing (69) (71) (54) (59) (65) (72) (79) (87) 10% General & Administrative (90) (79) (58) (56) (60) (63) (66) (68) 3% Total Operating Expenses (159) (150) (112) (115) (125) (135) (145) (154) 7% Adjusted EBITDA $283 $249 $210 $210 $236 $286 $342 $416 15% % of Revenue 36% 34% 33% 31% 30% 31% 32% 34% Capital Expenditures $58 $41 $49 $50 $59 $61 $69 $79 10% % of Revenue 7% 6% 8% 7% 8% 7% 6% 6% Adjusted EBITDA Less Capital Expenditures $225 $208 $161 $160 $177 $226 $273 $338 16% % of Revenue 28% 28% 25% 24% 23% 25% 26% 27% Note: Fiscal year ends November 30; numbers may not sum due to rounding 1. Direct Margin calculated as revenue less directly variable product specific costs including message termination Fees (~85% of FY20A Direct Costs), revenue share and variable data processing costs 36 2. Capitalized software & external development costs included in capital expenditures; approximately $6 million of development and lifecycle costs included in Direct Costs and General & Administrative expenses in FY20A

5.0 4.35 3.08 4.00 5.00 Reconciliation to Adjusted EBITDA ($ millions) FY2018A FY2019A FY2020A Net Income (Loss) ($42) ($110) ($144) Interest & Other Expenses, Net 167 174 175 Provision for Income Taxes (43) 18 5 Depreciation and Amortization 156 128 111 Restructuring 16 15 24 Non-cash Stock-based Compensation 16 15 14 Business Development, Integration, and Other Expenses 9 6 21 Consulting Fees and Related Expenses 3 4 3 Adjusted EBITDA $283 $249 $210 37 Note: Fiscal year ends November 30; numbers may not sum due to rounding5.0 4.35 3.08 4.00 5.00 Reconciliation to Adjusted EBITDA ($ millions) FY2018A FY2019A FY2020A Net Income (Loss) ($42) ($110) ($144) Interest & Other Expenses, Net 167 174 175 Provision for Income Taxes (43) 18 5 Depreciation and Amortization 156 128 111 Restructuring 16 15 24 Non-cash Stock-based Compensation 16 15 14 Business Development, Integration, and Other Expenses 9 6 21 Consulting Fees and Related Expenses 3 4 3 Adjusted EBITDA $283 $249 $210 37 Note: Fiscal year ends November 30; numbers may not sum due to rounding

5.0 4.35 3.08 4.00 5.00 Consolidated Balance Sheets (000s, Except Share and Per Share Data) Assets November 30, 2020 December 31, 2019 Current assets: Cash and cash equivalents $88,493 $48,787 Accounts receivable, net of allowances of $10,584 and $12,821, respectively 124,219 142,890 Income taxes receivable 6,376 6,580 Prepaid and other current assets 21,039 23,018 Total current assets 240,127 221,275 Property and equipment, net 47,459 57,222 Capitalized software, net 83,512 86,709 Goodwill 2,310,145 2,291,273 Identifiable intangibles, net 125,004 155,739 Deferred tax assets 2,108 3,260 Investment in unconsolidated subsidiaries 35,338 36,971 Other assets 10,701 13,019 Total assets $2,854,394 $2,865,468 Liabilities and stockholders' equity Current liabilities: Accounts payable $44,835 $34,692 Accrued liabilities 119,427 108,335 Income taxes payable 3,435 5,135 Current portion of long-term debt, net of original issue discount and deferred financing costs 16,830 16,763 Current portion of capital lease obligations 118 700 Deferred revenues 5,739 6,050 Total current liabilities 190,384 171,675 Long-term debt, net of original issue discount and deferred financing costs 1,925,463 1,845,648 Deferred tax liabilities 81,379 80,280 Deferred revenues 60 398 Other long-term liabilities 78,254 75,210 Total liabilities 2,275,540 2,173,211 Stockholders' equity: Common stock $0.01 par value; 250,000,000 shares authorized; 125,726,204 and 124,545,787 shares issued and 122,608,263 and 122,215,550 shares outstanding as 1,257 1,245 of November 30, 2020 and December 31, 2019, respectively Additional paid-in capital 1,330,474 1,317,511 Treasury stock at cost, 3,117,941 and 2,330,237 shares held at November 30, 2020 and December 31, 2019, respectively (27,821) (24,215) Accumulated deficit (620,143) (475,809) Accumulated other comprehensive loss (113,846) (134,599) Total Syniverse Corporation stockholders' equity 569,921 684,133 Noncontrolling interest 8,933 8,124 Total stockholders' equity 578,854 692,257 Total liabilities and stockholders' equity $2,854,394 $2,865,468 Source: Draft consolidated financial statements for fiscal eleven months ended November 30, 2020 and twelve months ended December 31, 2019 (unaudited) 385.0 4.35 3.08 4.00 5.00 Consolidated Balance Sheets (000s, Except Share and Per Share Data) Assets November 30, 2020 December 31, 2019 Current assets: Cash and cash equivalents $88,493 $48,787 Accounts receivable, net of allowances of $10,584 and $12,821, respectively 124,219 142,890 Income taxes receivable 6,376 6,580 Prepaid and other current assets 21,039 23,018 Total current assets 240,127 221,275 Property and equipment, net 47,459 57,222 Capitalized software, net 83,512 86,709 Goodwill 2,310,145 2,291,273 Identifiable intangibles, net 125,004 155,739 Deferred tax assets 2,108 3,260 Investment in unconsolidated subsidiaries 35,338 36,971 Other assets 10,701 13,019 Total assets $2,854,394 $2,865,468 Liabilities and stockholders' equity Current liabilities: Accounts payable $44,835 $34,692 Accrued liabilities 119,427 108,335 Income taxes payable 3,435 5,135 Current portion of long-term debt, net of original issue discount and deferred financing costs 16,830 16,763 Current portion of capital lease obligations 118 700 Deferred revenues 5,739 6,050 Total current liabilities 190,384 171,675 Long-term debt, net of original issue discount and deferred financing costs 1,925,463 1,845,648 Deferred tax liabilities 81,379 80,280 Deferred revenues 60 398 Other long-term liabilities 78,254 75,210 Total liabilities 2,275,540 2,173,211 Stockholders' equity: Common stock $0.01 par value; 250,000,000 shares authorized; 125,726,204 and 124,545,787 shares issued and 122,608,263 and 122,215,550 shares outstanding as 1,257 1,245 of November 30, 2020 and December 31, 2019, respectively Additional paid-in capital 1,330,474 1,317,511 Treasury stock at cost, 3,117,941 and 2,330,237 shares held at November 30, 2020 and December 31, 2019, respectively (27,821) (24,215) Accumulated deficit (620,143) (475,809) Accumulated other comprehensive loss (113,846) (134,599) Total Syniverse Corporation stockholders' equity 569,921 684,133 Noncontrolling interest 8,933 8,124 Total stockholders' equity 578,854 692,257 Total liabilities and stockholders' equity $2,854,394 $2,865,468 Source: Draft consolidated financial statements for fiscal eleven months ended November 30, 2020 and twelve months ended December 31, 2019 (unaudited) 38

5.0 4.35 3.08 4.00 5.00 Consolidated Statements of Operations (000s, Except Per Share Amounts) Eleven months ended November 30, 2020 Twelve months ended December 31, 2019 Revenues $583,673 $735,171 Costs and expenses: Cost of operations (excluding depreciation and amortization shown separately below) 293,242 343,967 Sales and marketing 55,950 71,475 General and administrative 86,938 96,356 Depreciation and amortization 98,964 127,223 Employee termination benefits — (189) Restructuring expense 23,686 8,704 558,780 647,536 Operating income 24,893 87,635 Other expense, net: Interest expense (154,516) (167,361) Equity loss in investees (1,633) (1,813) Other, net (3,464) (1,989) (159,613) (171,163) Loss before provision for income taxes (134,720) (83,528) Provision for income taxes 8,633 16,086 Net loss (143,353) (99,614) Net income attributable to noncontrolling interest 981 2,700 Net loss attributable to Syniverse Corporation $(144,334) $(102,314) Net loss per share attributable to Syniverse Corporation, basic and diluted $(1.18) $(0.84) Weighted average shares outstanding, basic and diluted 122,767 122,120 Source: Draft consolidated financial statements for fiscal eleven months ended November 30, 2020 and twelve months ended December 31, 2019 (unaudited) 39

5.0 4.35 3.08 4.00 5.00 Consolidated Statements of Cash Flows (000s) Eleven months ended November 30, 2020 Twelve months ended December 31, 2019 Cash flows from operating activities Net loss $(143,353) $(99,614) Adjustments to reconcile net loss to net cash provided by operating activities: Depreciation and amortization 98,964 127,223 Amortization of original issue discount and deferred financing costs 7,750 7,895 Allowance for credit memos and uncollectible accounts 4,924 6,288 Deferred income tax expense 4,639 4,742 Stock-based compensation 12,975 14,670 Unrealized foreign currency transaction loss 4,778 2,742 Other, net 8,013 9,213 Changes in operating assets and liabilities: Accounts receivable 14,904 13,009 Income tax receivable or payable (1,589) (573) Prepaid and other current assets (1,825) (1,476) Accounts payable 9,901 (7,053) Accrued liabilities and deferred revenues 3,756 (1,586) Other assets and other long-term liabilities 662 4,526 Net cash provided by operating activities 24,499 80,006 Cash flows from investing activities Capital expenditures (42,667) (41,156) Net cash used in investing activities (42,667) (41,156) Cash flows from financing activities Proceeds from Revolving Credit Facility 85,600 25,000 Principal payments on Revolving Credit Facility — (25,000) Principal payments on long-term debt (12,765) (58,747) Payments on capital lease obligations and software financing arrangements (6,467) (9,070) Purchases of treasury stock (3,606) (5,586) Other (2,508) — Net cash provided by (used in) financing activities 60,254 (73,403) Effect of exchange rate changes on cash (2,442) (1,273) Net change in cash, cash equivalents and restricted cash 39,644 (35,826) Cash, cash equivalents and restricted cash at beginning of period 49,856 85,682 Cash, cash equivalents and restricted cash at end of period $89,500 $49,856 Supplemental Disclosure of Cash Flow Information Non-Cash Financing and Investing Transactions: Assets acquired under capital leases and software financing arrangements $11,360 $19,980 Cash paid in the period for: Interest paid $146,068 $148,077 Income taxes paid $5,711 $11,918 Source: Draft consolidated financial statements for fiscal eleven months ended November 30, 2020 and twelve months ended December 31, 2019 (unaudited) 405.0 4.35 3.08 4.00 5.00 Consolidated Statements of Cash Flows (000s) Eleven months ended November 30, 2020 Twelve months ended December 31, 2019 Cash flows from operating activities Net loss $(143,353) $(99,614) Adjustments to reconcile net loss to net cash provided by operating activities: Depreciation and amortization 98,964 127,223 Amortization of original issue discount and deferred financing costs 7,750 7,895 Allowance for credit memos and uncollectible accounts 4,924 6,288 Deferred income tax expense 4,639 4,742 Stock-based compensation 12,975 14,670 Unrealized foreign currency transaction loss 4,778 2,742 Other, net 8,013 9,213 Changes in operating assets and liabilities: Accounts receivable 14,904 13,009 Income tax receivable or payable (1,589) (573) Prepaid and other current assets (1,825) (1,476) Accounts payable 9,901 (7,053) Accrued liabilities and deferred revenues 3,756 (1,586) Other assets and other long-term liabilities 662 4,526 Net cash provided by operating activities 24,499 80,006 Cash flows from investing activities Capital expenditures (42,667) (41,156) Net cash used in investing activities (42,667) (41,156) Cash flows from financing activities Proceeds from Revolving Credit Facility 85,600 25,000 Principal payments on Revolving Credit Facility — (25,000) Principal payments on long-term debt (12,765) (58,747) Payments on capital lease obligations and software financing arrangements (6,467) (9,070) Purchases of treasury stock (3,606) (5,586) Other (2,508) — Net cash provided by (used in) financing activities 60,254 (73,403) Effect of exchange rate changes on cash (2,442) (1,273) Net change in cash, cash equivalents and restricted cash 39,644 (35,826) Cash, cash equivalents and restricted cash at beginning of period 49,856 85,682 Cash, cash equivalents and restricted cash at end of period $89,500 $49,856 Supplemental Disclosure of Cash Flow Information Non-Cash Financing and Investing Transactions: Assets acquired under capital leases and software financing arrangements $11,360 $19,980 Cash paid in the period for: Interest paid $146,068 $148,077 Income taxes paid $5,711 $11,918 Source: Draft consolidated financial statements for fiscal eleven months ended November 30, 2020 and twelve months ended December 31, 2019 (unaudited) 40

5.0 4.35 3.08 4.00 5.00 Summary Risk Factors § System failures, delays and other problems could harm our reputation and business, cause us to lose customers and expose us to customer liability. § We do not control the networks over which many of our services are transmitted, and a failure in the operations of such networks could adversely affect our business. § Our reliance on third-party vendors for communications software, hardware and other infrastructure components exposes us to a variety of risks we cannot control. § Interruptions in the proper functioning of our information technology or “IT” systems from cybersecurity threats could damage our reputation, harm our operating results and result in significant liabilities. § If we do not successfully complete our digital transformation, we could fail to meet market expectations with respect to the performance of our products and services and our business, financial condition and results of operations could be adversely impacted. § Our success depends on our ability to attract and maintain talented employees. § We depend on a small number of customers for a significant portion of our revenues and the loss of any of our major customers would harm us. § COVID-19 could continue to negatively impact our financial performance. § The market for our services is intensely competitive, and many of our competitors have significant financial, technical, marketing and other resources. § Future consolidation among our customer base and decisions by our customers to develop in-house alternatives to our services would negatively impact our financial performance. § Our failure to achieve or sustain desired pricing levels or to offset price reductions with increased transaction volumes, could impact our ability to maintain profitability or positive cash flow. § If we do not adapt to rapid technological change in the industries we serve and successfully develop, introduce and market new products and services, or such products and services are not widely adopted by our current or targeted customers, our prospects, financial condition and results of operation would be materially adversely affected. § Most of our customer contracts do not provide for minimum payments at or near our historical levels of revenues from these customers. § Our international operations are subject to uncertainties that could adversely affect our operating results. § Political instability in certain countries in which we operate could have an adverse impact on our business and operations. § Our international operations require us to comply with anti-corruption laws and regulations of the U.S. government and various international jurisdictions. § We currently conduct limited business operations and expect to continue such operations in countries targeted by United States and European Union economic sanctions § We may not be able to receive or retain licenses or authorizations that may be required for us to sell our services internationally. § Fluctuations in currency exchange rates may adversely affect our results of operations. § We may be unsuccessful in achieving our growth strategies or our transformation cost initiatives, which could limit our profitability. § We conduct business in both domestic and international markets with complex and evolving tax rules, which subjects us to taxation related risks. § Regulations affecting our customers and us and future regulations to which they or we may become subject may harm our business. § Because some of our services are used to collect and store personal information of our customers’ employees or customers, privacy concerns could result in additional costs and liability to us or inhibit sales of our services. § Failure to protect our intellectual property rights adequately may have a material adverse effect on our results of operations or our ability to compete. § If third parties claim that we are in violation of their intellectual property rights, it could have a negative impact on our results of operations and ability to compete. § If third parties claim that our products or services infringe on their intellectual property rights, we may be required to indemnify our customers for any damages or costs they incur in connection with such claims. § We are party to a number of lawsuits that arise in the ordinary course of business and may become party to others in the future. § The costs and difficulties of acquiring and integrating complementary businesses and technologies could impede our future growth, diminish our competitiveness, and harm our operations. § Unfavorable general economic conditions in the United States or in other major global markets could negatively impact our financial performance. § We incur variable termination fees on behalf of our enterprise messaging customers when we terminate A2P messages into a mobile operator’s network. We bear the payment risks associated with these fees if our enterprise messaging customers do not reimburse these fees to us in a timely manner, or at all. 415.0 4.35 3.08 4.00 5.00 Summary Risk Factors § System failures, delays and other problems could harm our reputation and business, cause us to lose customers and expose us to customer liability. § We do not control the networks over which many of our services are transmitted, and a failure in the operations of such networks could adversely affect our business. § Our reliance on third-party vendors for communications software, hardware and other infrastructure components exposes us to a variety of risks we cannot control. § Interruptions in the proper functioning of our information technology or “IT” systems from cybersecurity threats could damage our reputation, harm our operating results and result in significant liabilities. § If we do not successfully complete our digital transformation, we could fail to meet market expectations with respect to the performance of our products and services and our business, financial condition and results of operations could be adversely impacted. § Our success depends on our ability to attract and maintain talented employees. § We depend on a small number of customers for a significant portion of our revenues and the loss of any of our major customers would harm us. § COVID-19 could continue to negatively impact our financial performance. § The market for our services is intensely competitive, and many of our competitors have significant financial, technical, marketing and other resources. § Future consolidation among our customer base and decisions by our customers to develop in-house alternatives to our services would negatively impact our financial performance. § Our failure to achieve or sustain desired pricing levels or to offset price reductions with increased transaction volumes, could impact our ability to maintain profitability or positive cash flow. § If we do not adapt to rapid technological change in the industries we serve and successfully develop, introduce and market new products and services, or such products and services are not widely adopted by our current or targeted customers, our prospects, financial condition and results of operation would be materially adversely affected. § Most of our customer contracts do not provide for minimum payments at or near our historical levels of revenues from these customers. § Our international operations are subject to uncertainties that could adversely affect our operating results. § Political instability in certain countries in which we operate could have an adverse impact on our business and operations. § Our international operations require us to comply with anti-corruption laws and regulations of the U.S. government and various international jurisdictions. § We currently conduct limited business operations and expect to continue such operations in countries targeted by United States and European Union economic sanctions § We may not be able to receive or retain licenses or authorizations that may be required for us to sell our services internationally. § Fluctuations in currency exchange rates may adversely affect our results of operations. § We may be unsuccessful in achieving our growth strategies or our transformation cost initiatives, which could limit our profitability. § We conduct business in both domestic and international markets with complex and evolving tax rules, which subjects us to taxation related risks. § Regulations affecting our customers and us and future regulations to which they or we may become subject may harm our business. § Because some of our services are used to collect and store personal information of our customers’ employees or customers, privacy concerns could result in additional costs and liability to us or inhibit sales of our services. § Failure to protect our intellectual property rights adequately may have a material adverse effect on our results of operations or our ability to compete. § If third parties claim that we are in violation of their intellectual property rights, it could have a negative impact on our results of operations and ability to compete. § If third parties claim that our products or services infringe on their intellectual property rights, we may be required to indemnify our customers for any damages or costs they incur in connection with such claims. § We are party to a number of lawsuits that arise in the ordinary course of business and may become party to others in the future. § The costs and difficulties of acquiring and integrating complementary businesses and technologies could impede our future growth, diminish our competitiveness, and harm our operations. § Unfavorable general economic conditions in the United States or in other major global markets could negatively impact our financial performance. § We incur variable termination fees on behalf of our enterprise messaging customers when we terminate A2P messages into a mobile operator’s network. We bear the payment risks associated with these fees if our enterprise messaging customers do not reimburse these fees to us in a timely manner, or at all. 41

5.0 4.35 3.08 4.00 5.00 Summary Risk Factors (cont’d) § Our financial results may be adversely affected if our intangible assets or goodwill are impaired. § If we fail to maintain effective internal controls over financial reporting at a reasonable assurance level, we may not be able to accurately report our financial results and may be required to restate previously published financial information. § Fulfilling our obligations incident to being a public company, including compliance with the Exchange Act and the requirements of the NYSE, the Sarbanes-Oxley Act and the Dodd-Frank Act, will be expensive and time- consuming, and any delays or difficulties in satisfying these obligations could have a material adverse effect on our future results of operations and our stock price. § At the conclusion of the transaction we will have three large shareholders, The Carlyle Group, Twilio, Inc. and M3-Brigade Sponsor II LP, whose interests in our business may be different than yours. § Our indebtedness could adversely affect our financial health and impact our liquidity. § Our failure to generate the capital necessary to expand our operations and invest in new services could reduce our ability to compete and could harm our business. § There can be no assurance that M3-Brigade will be able to raise sufficient capital in the Private Placement to consummate the Proposed Business Combination or for use by the combined company following the Proposed Business Combination (the “Combined Company”). § The issuance of Securities in connection with the Private Placement will substantially dilute the voting power of Combined Company’s stockholders. § The Securities issued in the Private Placement will not be registered upon consummation of the Proposed Business Combination and holders of such Securities will therefore be subject to various restrictions on trading. § Both M3-Brigade and Syniverse will incur significant transaction costs in connection with the Proposed Business Combination. § The consummation of the Proposed Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Proposed Business Combination agreement may be terminated in accordance with its terms and the Proposed Business Combination may not be completed. § Syniverse will be subject to business uncertainties while the Proposed Business Combination is pending. § The ability of M3-Brigade’s public stockholders to exercise redemption rights with respect to a large number of its shares could increase the probability that the Proposed Business Combination may be unsuccessful. § The warrants issued to M3-Brigade in connection with the Proposed Business Combination include anti-dilution provisions that may be triggered depending upon the occurrence of certain financing activities prior to the consummation of the Proposed Business Combination. § Financial projections for the Combined Company are based upon available information and certain assumptions and estimates that management believe are reasonable. However, such projections may be materially different from what the Combined Company’s actual results of operations and financial position will be after the completion of the Proposed Business Combination. In particular, the assumptions used in preparing financial projections may not be correct and other factors may affect the Combined Company’s financial condition and results of operations following the completion of the Proposed Business Combination. § The ability to successfully effect the Proposed Business Combination and the Combined Company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of Syniverse, all of whom we expect to stay with the Combined Company following the Proposed Business Combination. The loss of such key personnel could negatively impact the operations and financial results of the Combined Company. § If the Proposed Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of our securities or, following the consummation of the Proposed Business Combination, the Combined Company’s Securities, may decline. § There can be no assurance that the Combined Company’s common stock will be approved for listing on the NYSE or that the Combined Company will be able to comply with the continued listing standards of the NYSE. § Legal proceedings may be instituted against the Proposed Business Combination, which could delay or prevent or otherwise adversely impact the Proposed Business Combination. 425.0 4.35 3.08 4.00 5.00 Summary Risk Factors (cont’d) § Our financial results may be adversely affected if our intangible assets or goodwill are impaired. § If we fail to maintain effective internal controls over financial reporting at a reasonable assurance level, we may not be able to accurately report our financial results and may be required to restate previously published financial information. § Fulfilling our obligations incident to being a public company, including compliance with the Exchange Act and the requirements of the NYSE, the Sarbanes-Oxley Act and the Dodd-Frank Act, will be expensive and time- consuming, and any delays or difficulties in satisfying these obligations could have a material adverse effect on our future results of operations and our stock price. § At the conclusion of the transaction we will have three large shareholders, The Carlyle Group, Twilio, Inc. and M3-Brigade Sponsor II LP, whose interests in our business may be different than yours. § Our indebtedness could adversely affect our financial health and impact our liquidity. § Our failure to generate the capital necessary to expand our operations and invest in new services could reduce our ability to compete and could harm our business. § There can be no assurance that M3-Brigade will be able to raise sufficient capital in the Private Placement to consummate the Proposed Business Combination or for use by the combined company following the Proposed Business Combination (the “Combined Company”). § The issuance of Securities in connection with the Private Placement will substantially dilute the voting power of Combined Company’s stockholders. § The Securities issued in the Private Placement will not be registered upon consummation of the Proposed Business Combination and holders of such Securities will therefore be subject to various restrictions on trading. § Both M3-Brigade and Syniverse will incur significant transaction costs in connection with the Proposed Business Combination. § The consummation of the Proposed Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Proposed Business Combination agreement may be terminated in accordance with its terms and the Proposed Business Combination may not be completed. § Syniverse will be subject to business uncertainties while the Proposed Business Combination is pending. § The ability of M3-Brigade’s public stockholders to exercise redemption rights with respect to a large number of its shares could increase the probability that the Proposed Business Combination may be unsuccessful. § The warrants issued to M3-Brigade in connection with the Proposed Business Combination include anti-dilution provisions that may be triggered depending upon the occurrence of certain financing activities prior to the consummation of the Proposed Business Combination. § Financial projections for the Combined Company are based upon available information and certain assumptions and estimates that management believe are reasonable. However, such projections may be materially different from what the Combined Company’s actual results of operations and financial position will be after the completion of the Proposed Business Combination. In particular, the assumptions used in preparing financial projections may not be correct and other factors may affect the Combined Company’s financial condition and results of operations following the completion of the Proposed Business Combination. § The ability to successfully effect the Proposed Business Combination and the Combined Company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of Syniverse, all of whom we expect to stay with the Combined Company following the Proposed Business Combination. The loss of such key personnel could negatively impact the operations and financial results of the Combined Company. § If the Proposed Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of our securities or, following the consummation of the Proposed Business Combination, the Combined Company’s Securities, may decline. § There can be no assurance that the Combined Company’s common stock will be approved for listing on the NYSE or that the Combined Company will be able to comply with the continued listing standards of the NYSE. § Legal proceedings may be instituted against the Proposed Business Combination, which could delay or prevent or otherwise adversely impact the Proposed Business Combination. 42